                                Financial Summary
                    Average Balances, Rates Paid and Yields


                                                                   Three Months Ended                     Three Months Ended
                                                                    December 31, 2002                      December 31, 2001
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                                                                                    Average                                 Average
                                                         Average                    Yield/          Average                 Yield/
(in thousands)                                           Balance       Interest      Rate           Balance     Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                               $     2,707   $       16     2.36%       $     3,131   $      24    3.07%
Federal funds sold                                           59,583          206     1.38             73,832         397    2.15
Securities                                                  901,554       10,108     4.48            791,327      11,117    5.62
Loans (1)                                                 1,171,590       20,190     6.89            976,609      17,757    7.27
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                     $ 2,135,434   $   30,520     5.72%       $ 1,844,899   $  29,295    6.35%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                 $    24,149                              $    21,386
Allowance for loan losses                                   (16,274)                                 (12,473)
Premises and equipment, net                                  11,867                                   10,771
Other assets                                                 50,897                                   54,528
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      Total non-interest earning assets                      70,639                                   74,212
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Total assets                                            $ 2,206,073                              $ 1,919,111
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand   $   510,137   $    2,742     2.15%       $   372,228   $   2,603    2.80%
   Certificates of deposit of $100,000 or more              149,628        1,241     3.32            137,269       1,623    4.73
   Other time deposits                                      492,220        4,278     3.48            457,179       5,959    5.21
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                     1,151,985        8,261     2.87            966,676      10,185    4.21
Borrowed funds                                              758,000        9,353     4.94            687,374       9,092    5.29
Trust preferred securities                                   32,500          775     9.54             32,500         775    9.54
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                $ 1,942,485   $   18,389     3.79%       $ 1,686,550   $  20,052    4.76%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                         $   127,479                              $   111,907
Other liabilities                                            21,882                                   21,925
Stockholders' equity                                        114,227                                   98,729
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      Total non-interest bearing liabilities and
       stockholders' equity                             $   263,588                              $   232,561
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Total liabilities and stockholders' equity              $ 2,206,073                              $ 1,919,111
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Interest rate spread (2)                                                             1.93%                                  1.59%
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Net interest income and margin (3)                                    $   12,131     2.27%                     $   9,243    2.00%
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Net interest income and margin
     (tax equivalent basis)(4)                                        $   12,447     2.33%                     $   9,536    2.07%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $316,000 and $293,000 for the three month periods ended December 31, 2002 and 2001, respectively.

                               Financial Summary
                    Average Balances, Rates Paid and Yields


                                                                   Twelve Months Ended                    Twelve Months Ended
                                                                    December 31, 2002                      December 31, 2001
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                                                                                    Average                                 Average
                                                         Average                    Yield/          Average                 Yield/
(in thousands)                                           Balance       Interest      Rate           Balance     Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                               $     2,887   $      60      2.08%       $     3,816   $     171     4.48%
Federal funds sold                                           72,790       1,157      1.59             74,624       2,765     3.71
Securities                                                  863,695      43,533      5.04            747,172      45,604     6.10
Loans (1)                                                 1,085,306      75,395      6.95            891,957      70,408     7.89
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                     $ 2,024,678   $ 120,145      5.93%       $ 1,717,569   $ 118,948     6.93%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                 $    22,965                              $    21,026
Allowance for loan losses                                   (14,771)                                 (11,583)
Premises and equipment, net                                  11,363                                   10,081
Other assets                                                 51,198                                   52,288
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      Total non-interest earning assets                      70,755                                   71,812
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                            $ 2,095,433                              $ 1,789,381
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand   $   469,985   $  11,228      2.39%       $   318,595   $   9,931     3.12%
   Certificates of deposit of $100,000 or more              148,119       5,184      3.50            129,340       7,581     5.86
   Other time deposits                                      469,858      17,747      3.78            453,747      27,085     5.97
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                     1,087,962      34,159      3.14            901,682      44,597     4.95
Borrowed funds                                              735,201      36,403      4.95            644,690      35,264     5.47
Trust preferred securities                                   32,500       3,100      9.54             31,048       2,952     9.51
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                $ 1,855,663   $  73,662      3.97%       $ 1,577,420   $  82,813     5.25%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                         $   118,154                              $   104,577
Other liabilities                                            17,493                                   20,617
Stockholders' equity                                        104,123                                   86,767
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
       stockholders' equity                             $   239,770                              $   211,961
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity              $ 2,095,433                              $ 1,789,381
------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread (2)                                                             1.96%                                   1.68%
------------------------------------------------------------------------------------------------------------------------------------
Net interest income and margin (3)                                    $  46,483      2.30%                     $  36,135     2.10%
------------------------------------------------------------------------------------------------------------------------------------
Net interest income and margin
     (tax equivalent basis)(4)                                        $  47,728      2.36%                     $  37,197     2.17%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $1,245,000 and $1,062,000 for the twelve month periods ended December 31, 2002 and 2001, respectively.